FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 9, 2001


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


               333-77499                       43-1843179
              333-77499-01                     43-1843177
              ------------                     ----------
        (Commission File Number) (Federal Employer Identification Number)


                12405 Powerscourt Drive
                  St. Louis, Missouri                          63131
                  -------------------                          -----
        (Address of Principal Executive Offices)             (Zip Code)


                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER ITEMS.

         On October 9, 2001, Charter Communications, Inc. (the Company), the Manager of Charter Communications Holdings, LLC and sole director of Charter Communications Holdings Capital Corporation, announced that the Company's Board of Directors has selected Carl Vogel as its new President and Chief Executive Officer effective immediately. Mr. Vogel also has been named a member of the Company's Board of Directors and its Executive Committee. A copy of the press release is being filed as Exhibit 99.1 with this report.

ITEM 7. EXHIBITS.

      99.1     Press release dated October 9, 2001 *

------------------------------

      *    filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHARTER COMMUNICATIONS HOLDINGS, LLC
                                     Registrant


                                     By: /s/ KENT D. KALKWARF
                                         --------------------
                                     Name:  Kent D. Kalkwarf
                                     Title: Executive Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)


Dated: October 11, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHARTER COMMUNICATIONS HOLDINGS
                                     CAPITAL CORPORATION
                                     Registrant


                                     By: /s/ KENT D. KALKWARF
                                         --------------------
                                     Name:  Kent D. Kalkwarf
                                     Title: Executive Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer and
                                     Principal Accounting Officer)


Dated: October 11, 2001



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EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1          Press release dated October 9, 2001.